SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 15, 1999

Old Kent Financial Corporation
(Exact name of registrant as
specified in its charter)

Michigan	0-14591	38-1986608
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification no.)
incorporation)

111 Lyon Street, N.W.
Grand Rapids, Michigan		49503
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number,
including area code: (616) 771-5000

Item 5.      Other Events.

                    On July 15, 1999, Old Kent Financial Corporation issued the press release attached as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information, and Exhibits.

          (c)    Exhibits:

                    99.1      Press Release dated July 15, 1999.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 16, 1999	OLD KENT FINANCIAL CORPORATION
(Registrant)

By /s/ Albert T. Potas
Albert T. Potas
Senior Vice President

EXHIBIT INDEX

Exhibit Number                                                      Document

      99.1                           Press Release dated July 15, 1999.